UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 9, 2025
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to the Company's Amended and Restated 2012 Omnibus Incentive Plan
On May 9, 2025 at the Annual Meeting of Stockholders (the “Annual Meeting”) of Huron Consulting Group Inc. (the “Company”), the stockholders of the Company approved an amendment to the Huron Consulting Group Inc. Amended and Restated 2012 Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 900,000, as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025 (the “2025 Proxy Statement”). The amendment to the Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board of Directors”).
The amendment to and full text of the Plan was included as Appendix A to the 2025 Proxy Statement and is attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 9, 2025 in a virtual meeting format, and a total of 15,965,671 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of three Class II and three Class III members of the Board of Directors to serve terms ending at the Company’s 2026 Annual Meeting; (ii) an advisory vote to approve the compensation of the Company's named executive officers; (iii) the approval of an amendment to the Company's Amended and Restated 2012 Omnibus Plan; (iv) the approval of an amendment to the Company's Stock Ownership Participation Plan; and (v) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The following is a summary of the voting results for each matter presented to stockholders.
Proposal No. 1 - Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
C. Mark Hussey	14,217,605	296,907	1,451,159
Peter K. Markell	14,355,032	159,480	1,451,159
John McCartney	13,909,393	605,119	1,451,159
Hugh E. Sawyer	14,180,811	333,701	1,451,159
Ekta Singh-Bushell	14,245,035	269,477	1,451,159
Debra Zumwalt	14,111,831	402,681	1,451,159
The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: Joy T. Brown, H. Eugene Lockhart, and James H. Roth.
Proposal No. 2 - An advisory vote to approve the Company's Executive Compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
14,235,971	168,384	110,157	1,451,159
Proposal No. 3 - To approve an amendment to the Company's Amended and Restated 2012 Omnibus Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
9,014,917	5,495,228	4,367	1,451,159
Proposal No. 4 - To approve an amendment to the Company's Stock Ownership Participation Program.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
14,422,368	90,119	2,025	1,451,159
Proposal No. 5 - To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
15,311,002	652,130	2,539	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

10.1*
Huron Consulting Group Inc. Amended and Restated 2012 Omnibus Incentive Plan, effective May 9, 2025 (included as Appendix A to Huron Consulting Group Inc.'s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025, Commission File No. 000-50976, and incorporated herein by reference).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*	Indicates the exhibit is a management contract or compensatory plan or arrangement.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 13, 2025	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer, and Treasurer